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                                  SCHEDULE 14C
                                 (Rule 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

       Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Check the appropriate box:

[ ]  Preliminary Information Statement         [ ]  Confidential, For Use of the
                                                    Commission Only (as
[X]  Definitive Information Statement               permitted by Rule 14c-5(d)
                                                    (2))


                       HUDSON'S GRILL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


      Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required

      [ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                       HUDSON'S GRILL INTERNATIONAL, INC.

                               27 Chicora Avenue
                        Toronto Ontario, M5R 1T7 Canada

                        Telephone Number: (416) 928-3095

                NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


                                                          May 28, 2010

To our Stockholders:

Enclosed please find an information statement providing information to you regarding an action taken by one of our stockholders authorizing the Company's Board of Directors to: (i) convert the Company into a Nevada corporation; (ii) effect a reverse stock split of the Company's outstanding common stock on a one-for-fifty basis; (iii) eliminate the Company's Class B, no par value, class of common stock; (iv) authorize a class of preferred stock; and (v) change the Company's name to Lansdowne Security, Inc. These actions were approved by written consent in lieu of a meeting of stockholders by a stockholder holding at least two-thirds of our issued and outstanding common stock entitled to vote thereon.

Your vote is not required to approve any of these actions, and the enclosed information statement is not a request for your vote or a proxy.

The accompanying information statement is for information purposes. Please read the accompanying information statement carefully.



                                           By Order of the Board of Directors,

                                           David Roff
                                           President






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


                             INFORMATION STATEMENT
                                      FOR
                       HUDSON'S GRILL INTERNATIONAL, INC.

                               27 Chicora Avenue
                        Toronto Ontario, M5R 1T7 Canada

                        Telephone Number: (416) 928-3095

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This information statement is first being furnished on or about May 28, 2010 to the holders of record as of the close of business on May 19, 2010 of the Class A common stock, no par value (the "Common Stock"), of Hudson's Grill International, Inc. (referred to in this information statement as "we", "us", "our", "the Company", or "Hudson's Grill").

This information statement is being furnished to inform our stockholders about certain transactions that have been taken by our majority stockholder. This information statement is being filed with the U.S. Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and provided to the Company's stockholders pursuant to Rule 14c-2 promulgated under the Exchange Act.

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our Common Stock.


            The date of this information statement is May 28, 2010.



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

             QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

One of the Company's stockholders executed a written consent in lieu of meeting pursuant to the Company's Articles of Incorporation in which the stockholder authorized the Company's Board of Directors to (i) convert the Company into a Nevada corporation; (ii) effect a reverse stock split of the Company's outstanding common stock on a one-for-fifty basis; (iii) eliminate the Company's Class B, no par value, class of common stock; (iv) authorize a class of preferred stock; and (v) change the Company's name to Lansdowne Security, Inc., all as further described in this information statement.

The following questions and answers address briefly some questions you may have regarding this information statement. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this information statement.

Q:    Why did you send me this information statement?

A: We sent you this information statement to inform you about a recent action taken by a stockholder holding at least two-thirds of the voting power of the Company's issued and outstanding Common Stock by executing a written consent in lieu of meeting. You are not required to take any action with respect to any of the information set forth in this information statement.

Q: Will the actions taken by written consent also be submitted to all of the Company's stockholders for approval?

A: No, stockholder action taken by written consent in lieu of a meeting is effective as if taken at a meeting of the Company's stockholders. No further stockholder approval is necessary and there will be no meeting specifically called for the purpose of approving again the actions taken by written consent described herein.

Q: How many shares of the Common Stock were eligible to consent to the actions described in this information statement?

A: On May 14, 2010, there were 17,288,986 shares of Common Stock issued and outstanding. Each share of Common Stock entitled the holder thereof to one vote on each matter that may come before a meeting of the Company's stockholders or on actions taken by written consent in lieu of meeting.

Q: What vote was required to authorize and approve the actions taken by written consent in lieu of meeting?

A: Pursuant to the Texas Business Corporation Act, the affirmative vote of the holders of at least two-thirds of the total number of shares of Common Stock outstanding was required to authorize and approve the actions taken by written consent in lieu of meeting . One stockholder holding an aggregate of 11,730,770 shares of Common Stock, or 67.85% of the total number of shares of Common Stock outstanding, executed the written consent.



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

Q: Do the Company's stockholders have any dissenters' rights or rights of appraisal with respect to the actions described in this information statement?

A: No. Under Texas law, our stockholders do not have dissenters' or appraisal rights in connection with the two stockholder actions taken by written consent in lieu of meeting described in this information statement.

Q: At what point may the Company take the actions approved in the written consent in lieu of meeting?

A: We may not take the actions approved in the written consent until at least 20 days after mailing this definitive information statement to our stockholders.

Q:    Where can I find out more information about the Company?

A: We are subject to the informational requirements of the Exchange Act which require that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Copies of our Annual Report on Form 10-K for the year ended December 31, 2009 may be obtained without charge upon written request made to Hudson's Grill International, Inc., 27 Chicora Avenue, Toronto, Ontario, M5R 1T7 Canada,
      Attention: Secretary.



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

                        CONVERSION TO NEVADA CORPORATION


Our Board of Directors believe that it is in the best interests of our stockholders to convert from a Texas corporation to a Nevada corporation for the increased flexibility afforded by Nevada's corporate law. The Board and the holder of two-thirds of our outstanding shares of Common Stock believe that the ability to convert to a Nevada corporation will make us more attractive to investors and thus enable us to attractive the additional investment capital need in order to fully execute our business plan. No further action on the part of stockholders will be required to either implement or abandon the conversion. The Board has also reserved its right to elect not to proceed, and abandon, the conversion if it determines, in its sole discretion, that it is no longer in the best interests of the Company's stockholders.

Converting to a Nevada corporation will not result in any change in the Company's headquarters, management, number of employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Nevada's comprehensive and widely used corporate law.

Pursuant to the laws of Nevada and Texas, the Company prepared a Plan of Conversion, which was approved by our Board of Directors and our majority stockholder by written consent. To effect the conversion, we will file Articles of Conversion with the Secretary of State of Texas and Nevada. To establish the Company's existence as a Nevada corporation, we will file Articles of Incorporation in Nevada. Since a company cannot be incorporated in two states at the same time, once the Articles of Conversion are filed, we will cease being a Texas corporation and Nevada Law, rather than Texas Law, will control and govern the Company's corporate affairs. A copy of the Plan of Conversion, Articles of Conversion and Nevada Articles of Incorporation are attached hereto as Exhibits A, B and C, respectively.

The Board of Directors believes that converting from a Texas to a Nevada corporation will also encourage our directors to continue to make independent decisions in good faith on behalf of the Company and may also make it easier to attract future board members since such candidates should already be familiar with Nevada corporate law. In general, Nevada law provides greater protection to our directors and the Company than Texas law. For one thing, in Nevada a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. With the increase in frequency of claims and litigation directed towards directors and officers, converting to Nevada may therefore help attract and retain qualified management by reducing the risk of lawsuits, as well as the effects of such lawsuits, being filed against the Company and its directors.

Because of differences between the laws of Nevada and Texas, the conversion will effect some changes in your rights as Company stockholders. Summarized below are a few of the differences between stockholder rights before and after the conversion, as a result of the differences among these laws. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Nevada's Revised Statutes, the Company's Articles of Incorporation and Bylaws before and after the conversion, and the General Business Organization Code of Texas.



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

1. Election of Directors

      o Pursuant to our current bylaws, all elections are determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority.

      o Pursuant to Nevada law, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

2. Removal of Directors

      o As permitted by Texas law, directors may be removed with or without cause by the vote of a majority of the shares entitled to vote thereon.

      o Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Thus, the conversion may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

3.  Special Meetings of Stockholders

      o Pursuant to Texas law, special meetings of the shareholders may only be called (1) by the president, the board of directors, or such other person or persons as may be authorized in the articles of incorporation or the bylaws or (2) by the holders of at least 10% percent of all the shares entitled to vote at the proposed special meeting, unless the articles of incorporation allow for a number of shares greater than or less than 10%, but in no event greater than 50%.

      o Nevada law provides more flexibility since it does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. Our bylaws will provide that special meetings may be called by the President, the Board of Directors or the holders of at least 20% percent of all the shares entitled to vote at the proposed special meeting.

4.  Special Meetings Pursuant to Stockholder Petition

      o In Texas, if the annual meeting is not held within any 13-month period and a written consent of shareholders has not been executed instead of the meeting, any court of competent jurisdiction in the county in which the principal office of the corporation is located may, on the application of any shareholder, summarily order a meeting to be held. Failure to hold the annual meeting at the designated time shall not work a dissolution of the corporation.


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

      o Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The conversion will thus make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

5.  Dividends

      o Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's own shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the Board of Directors. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

      o Nevada law is similar in that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders.

6.  Restrictions on Business Combinations

      o Texas law generally prohibits significant business transactions, including mergers, with a holder of 20% or more of a public corporation's stock for a period of three years after such holder exceeds such ownership level, unless: (i) the Board approves either the transaction in question or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder's share acquisition date; or (ii) the transaction is approved by the holders of at least two-thirds of the corporation's shares entitled to vote thereon, excluding the shares held by the shareholder in question, at a meeting of shareholders not less than six months after the affiliated shareholder's share acquisition date.



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

      o Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the Board of Directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements.

7.  Actions by Written Consent of Stockholders

      o Under the Texas law, any action required to be taken at an annual or special meeting of shareholders may be taken without a meeting but only if a written consent, signed by the holders of such number of shares as would be required to approve the proposal if the holders of all the shares entitled to vote on such matter were present at a meeting of the shareholders, is presented to the corporation.

      o Nevada law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

8.  Appraisal Rights

      o Shareholders of a Texas corporation generally have dissenter's rights in connection with significant business transactions requiring shareholder approval, including mergers. However, there are certain circumstances in which a shareholder of a Texas corporation will not be entitled to appraisal rights even if such a significant business transaction is consummated, including the Plan of Conversion that the Company is undertaking to reincorporate in Nevada.

      o Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is not the surviving entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. As in Texas, there are certain circumstances that will prevent an otherwise eligible stockholder from exercising his dissenter rights even if the above types of transactions are consummated. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter's rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. Nevada law does not provide for dissenters' right of appraisal in connection with name changes, increases in authorized common stock, or stock splits.


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9.  Director Liability

      o Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceedings. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

      o Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The conversion will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

10. Vote Required For Mergers and the Sale of Substantially All of the Corporate Assets

      o Pursuant to Texas law, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote, including, if required, by separate class, is required for a merger, consolidation, share exchange, dissolution as well as the sale, lease, exchange or disposal of all or substantially all of its assets. A company's articles of incorporation may, however, provide that such actions of the shareholders shall be by the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas law.

      o Nevada law provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under Nevada law, the vote of the stockholders of a corporation surviving a merger is not required if: (a) the articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.


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11.  Charter Amendments

      o In accordance with Texas law, charter amendments generally require Board approval and the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote and, in some circumstances, a similar vote of each affected class of shares. A company's articles of incorporation, however, may provide that the such actions of the shareholders shall be the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas.

      o Under Nevada law, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

12.  Amendments to Bylaws

      o Texas law provides that a corporation's Board of Directors and shareholders may amend the corporation's bylaws, unless otherwise provided in the corporation's articles of incorporation or bylaws.

      o     Under Nevada law, the Board may amend the bylaws.

13.  Inspection of Books and Records

      o Texas law provides that a person who has been a shareholder for six months immediately preceding his demand, or is the holder of at least 5% of all the outstanding shares of the corporation, may inspect a corporation's books and records for proper purposes.

      o Under Nevada law, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.


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Material U.S. Federal Income Tax Considerations
-----------------------------------------------

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion addresses the material federal income tax consequences of the conversion that are applicable to holders of shares of the Company's common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. Accordingly, holders of Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the conversion.

The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the conversion.

We believe that converting from a Texas to Nevada corporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the conversion; (ii) the aggregate tax basis of shares of common stock after the conversion will be the same as the aggregate tax basis of shares of common stock before the conversion; and (iii) the holding period of the shares of common stock will include the period for which the shares were held prior to the conversion.

At the effective time of conversion, your shares of common stock in a Texas corporation will automatically convert into shares of common stock in a Nevada corporation, at the rate of one share in the Nevada corporation for every fifty shares in the Texas corporation, thus giving effect to the Company's one-for-fifty reverse stock split (as described below). You will not have to exchange your existing stock certificates.

Once this Information Statement is effective, it is intended that the Board of Directors will file the necessary documents with the Secretaries of State of Nevada and Texas to effectuate this transaction. The conversion will become effective on the date of filing the Articles of Conversion, which is referred to as the "effective date." After the effective date, the laws of the State of Nevada will govern us and our existence as a Texas corporation will cease to exist.

                              REVERSE STOCK SPLIT

Stockholders holding over two-thirds of the voting power of the Company's issued and outstanding Common Stock executed a written consent in lieu of meeting authorizing our Board of Directors to effect a reverse stock split of the Company's outstanding Common Stock on a one-for-fifty basis and to preserve the number of currently authorized shares of Common Stock, which will be achieved through the exchange ratio established as part of the reincorporation from Texas to Nevada.

Upon implementation of the reverse stock split, every fifty shares of our issued and outstanding Common Stock will be converted into one share of Common Stock.

Purpose of the Reverse Stock Split
----------------------------------

A reverse stock split typically will initially result in an increase in the price per share of our Common Stock. The Board of Directors believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of our Common Stock. In addition, the Company may in the future seek a listing on a national exchange, for which a higher stock price than the current price will be required. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. The Board of Directors believes that the anticipated higher market price resulting from a reverse stock split may reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, except as described below in the case of "odd-lots," because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Potential Risks of the Reverse Stock Split
------------------------------------------

There can be no assurance that the bid price of our Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. Further, we cannot give any assurances that the reverse stock split will encourage investor interest and improve the marketability and liquidity of our Common Stock.

Additionally, the liquidity of our Common Stock could be adversely affected by the reduced number of shares outstanding after the reverse stock split. Although the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in our Common Stock.

Principal Effects of the Reverse Stock Split
--------------------------------------------

Common Stock

After the effective date of the reverse stock split, each stockholder will own fewer shares of our Common Stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in us, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that is rounded up as described below. The number of stockholders of record will not be affected by the reverse stock split. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the reverse stock split other than as a result of the rounding up of fractional shares. All shares underlying outstanding warrants will also be automatically adjusted on the effective date

The reverse stock split is likely to result in some stockholders owning "odd-lots" of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions on "round-lots" of even multiples of 100 shares. The reverse stock split will not change the number of authorized shares of the Common Stock as designated by our Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock will decrease, the number of shares remaining available for issuance under our authorized pool of Common Stock will increase.

The additional shares of Common Stock will be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for Common Stock, among other things. Although we continually examine potential financing opportunities and possible acquisitions of companies or assets or other favorable opportunities, there are no current plans or arrangements to issue any additional shares of our Common Stock for these or any other purposes. We believe that the availability of the additional shares will provide us with the flexibility to meet our business needs as they arise and to take advantage of favorable opportunities.

The additional shares of Common Stock that will be available as authorized but unissued shares may be issued by the board of directors without any further authorization by the stockholders. Therefore the Board of Directors could authorize the issuance of the shares for any number of transactions without further approval of the holders of common stock in respect of the transaction or the terms of the issuance of the common stock. If we issue additional shares for any purpose, the ownership interest of our current stockholders would be diluted as their percentage interest in the company would decline and there may be an adverse effect on the market price of the common stock.

The action to authorize the reverse stock split has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of Common Stock that would become available for issuance if a reverse stock split is effected could also be used by the Company's management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. The Board of Directors is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted to thwart any such efforts.

Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the proposed reverse stock split. In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates

As of the effective date of the reverse stock split, if implemented by our Board of Directors, each certificate representing shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split.

Our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, N.J. 07016 will be available to effect the exchange of stock certificates. After the effective date, stockholders and holders of securities exercisable for our Common Stock will be notified of the effectiveness of the reverse stock split. Stockholders of record will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the reverse stock split will continue to be valid and will represent the adjusted number of shares based on the ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter from the transfer agent.

Material U.S. Federal Income Tax Considerations
-----------------------------------------------

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences that management believes will apply to us and our stockholders who are U.S. holders at the effective time of the reverse stock split, if any. This discussion does not address the tax consequences of transactions effectuated prior to or after the reverse stock split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect. Holders of shares of the Common Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the reverses stock split, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

No gain or loss should be recognized by a stockholder upon his exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

The Company should not recognize any gain or loss as a result of the reverse stock split.

                      ELIMINATION OF CLASS B COMMON STOCK

Our Texas Articles of Incorporation authorizes the Company to issue up to 115,000,000 shares of Common Stock, designated as 100,000,000 shares of Class A Common Stock, no par value, and 15,000,000 shares of Class B Common Stock, no par value. The Company does not have any shares of Class B Common Stock currently issued or outstanding, and has no present intention to issue any shares of Class B Common Stock. On May 14, 2010, a stockholder holding 67.85% of the voting power of the Company's issued and outstanding Common Stock executed a written consent in lieu of meeting authorizing the Board of Directors, as part of the conversion from a Texas corporation to a Nevada corporation, to eliminate the Class B Common Stock.

The Board of Directors has determined that given that there are now none and in the future likely will not be any such shares of Class B Common Stock issued, and in an effort to clarify and streamline the Company's common equity structure and organizational documents, it is in the best interests of the Company and its stockholders to eliminate the Class B Common Stock and all provisions in our Articles of Incorporation relating to such classes. Accordingly, our Nevada Articles of Incorporation will authorize the Company to issue up to 100,000,000 shares of Common Stock, par value $0.001 per share.

Effect of Elimination of Class B Common Stock
---------------------------------------------

There will be no impact on holders of Common Stock as a result of the elimination of the Class B Stock. However, the elimination of the Class B Stock is expected to simplify the Corporation's capital structure to enhance the marketability of the Common Stock and to facilitate efforts to raise public or private financing.

                   AUTHORIZATION OF CLASS OF PREFERRED STOCK

Our Texas Articles of Incorporation currently do not provide for the issuance of preferred stock. On May 14, 2010, a stockholder holding 67.85% of the voting power of the Company's issued and outstanding Common Stock executed a written consent in lieu of meeting authorizing the Board of Directors to amend our Articles of Incorporation to authorize a class of "blank check" preferred stock of the Company. Accordingly, our Nevada Articles of Incorporation will authorize the Company to issue up to 10,000,000 shares of Preferred Stock, par value $0.001 per share, having such terms, rights and features as may be determined by the Board of Directors.

The term "blank check" is often used to refer to preferred stock, the creation and issuance of which is authorized by the stockholders in advance and the terms, rights and features of which are determined by the Board of Directors from time to time. Therefore, once authorized, the Board of Directors will be able to issue the shares in classes without further shareholder approval. The authorization of blank check preferred stock permits the Board of Directors to create and issue preferred stock from time to time in one or more series. Subject to the Company's Articles of Incorporation and any limitations prescribed by law or by any stock exchange or national securities association trading system on which the Company's securities may be listed, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue preferred shares, to fix the number of shares and to change designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the stockholders. To the extent that any preferred stock is convertible into common stock, upon conversion the existing holders of common stock would suffer dilution of their percentage ownership of the company and may suffer economic dilution as a result of more common stock outstanding and trading in the market. Because the terms of any preferred stock are not yet established, it is not possible to quantify the extent of any dilutive impact on the common stock, but it could be substantial. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment that doing so would be in the best interests of the Company and all its stockholders.

Rationale for Creating Blank Check Preferred Stock
--------------------------------------------------

Recent economic developments have adversely affected the capital markets and the availability of capital. In light of these trends, the Board of Directors believes that the Company should have a full range of capital financing alternatives available in its Articles of Incorporation.

The authorization of "blank check" preferred stock will provide the Company with increased flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow the Company to issue preferred stock from time to time with such features as may be determined by the Board of Directors for any proper corporate purpose. Such uses may include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as all or part of the consideration to be paid by the Company for acquisitions of other businesses or their assets. The Board of Directors has no present intent, plans, understandings, agreements or commitments to issue any preferred stock.

Anti-Takeover Effects of the Proposed Amendment
-----------------------------------------------

The issuance of preferred stock could, under certain circumstances, have the effect of delaying or preventing a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to make it more difficult to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage potential acquirors, and could therefore deprive stockholders of benefits they might otherwise obtain from an attempt by a third-party to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Moreover, the issuance of such additional shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office in the event such change were to be deemed advisable by the stockholders.

While the amendment to the Articles of Incorporation may have anti-takeover consequences, the Board of Directors believes that the benefits it would confer on the Company outweigh any disadvantages. In addition to the enhanced ability to finance purchases and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and the stockholders. The Board of Directors believes it is in the best interest of the Company and the stockholders to encourage potential acquirers to negotiate directly with the Board rather than taking unilateral action. Only when empowered to negotiate on behalf of the Company can the Board have the best possible opportunity to secure the terms that best serve the interests of the Company and all the stockholders.

                                  NAME CHANGE

On May 14, 2010, a stockholder holding 67.85% of the voting power of the Company's issued and outstanding Common Stock executed a written consent in lieu of meeting authorizing the Board of Directors to amended our Articles of Incorporation to change our name from Hudson's Grill International, Inc. to Lansdowne Security, Inc. The purpose of the name change is to reflect the fact that the Company is no longer in the restaurant business.

Principal Effects of the Name Change
------------------------------------

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Hudson's Grill International, Inc." will continue to be valid and represent shares of "Lansdowne Security, Inc." following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

The following table sets forth as of May 19, 2010 the beneficial ownership of our Common Stock by (a) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our Common Stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of May 19, 2010, we had 17,288,986 issued and outstanding shares of Common Stock.


   Name and Address                                        Amount and Nature of
   of Beneficial Owner          Beneficial Ownership        Percentage of Class
   -------------------          --------------------       --------------------

David Roff (1)                       11,730,770                   67.85%

                                ------------------------------------------------
All directors and
executive officers as a
group (1 person)                     11,730,770                   67.85%


(1) The address of the security holder is 27 Chicora Avenue, Toronto Ontario, M5R 1T7 Canada.

                                  HOUSEHOLDING

We will be "householding" this Information Statement. This means that only one copy of this Information Statement will be sent to you and the other stockholders who share your address unless we have received contrary instructions from one or more of those stockholders. Householding is designed to reduce the volume of duplicate information that stockholders receive and reduce our printing and mailing expenses.

If your household has received only one copy of this notice, and you would prefer to receive separate copies of this document, either now or in the future, please call us at (416) 928-3095 or write to us at Hudson's Grill International, Inc., 27 Chicora Avenue, Toronto Ontario, M5R 1T7 Canada, Attention: Secretary. We will deliver separate copies promptly. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please contact us in the same manner.

                                                                       Exhibit A

                             PLAN OF CONVERSION OF

                       HUDSON'S GRILL INTERNATIONAL, INC.

                            FROM A TEXAS CORPORATION

                           INTO A NEVADA CORPORATION


This Plan of Conversion of Hudson's Grill International, Inc. from a Texas corporation into a Nevada corporation (the "Plan"), is entered into and adopted as of the ____ day of May, 2010.

                                   RECITALS:

A. Hudson's Grill International, Inc. ("Hudson's Grill") is a corporation duly organized and existing under the laws of the State of Texas, having been formed on October 23, 1997 under the name Hudson's Grill International, Inc.;

B. The authorized capital stock of Hudson's Grill consists of 100,000,000 shares of Class A Common Stock, no par value, of which 17,288,986 shares were issued and outstanding at May 14, 2010, the date of voting on the redomiciling and conversion, and 15,000,000 shares of Class B Common Stock, no par value, of which no shares are issued or outstanding; and

C. The Board of Directors of Hudson's Grill deem it advisable for the general welfare and advantage of the corporation and its shareholders that Hudson's Grill convert from a Texas corporation into a Nevada corporation pursuant to this Plan and pursuant to the applicable provisions of the laws of the State of Texas and Nevada.

                                      PLAN

1. CONVERSION TO NEVADA CORPORATION. At Effective Time of Conversion, Hudson's Grill shall cease to be a Texas corporation and shall become a Nevada corporation. The "Effective Time of Conversion" shall be that date on which Articles of Conversion substantially in the form of Exhibit "A ", which is attached hereto and incorporated herein by reference for all purposes, are filed in the office of the Nevada Secretary of State, all after satisfaction of the respective requirements of the applicable laws of said states prerequisite to such filings.

2. NAME OF CONVERTED CORPORATION. Following the conversion, Hudson's Grill shall be Lansdowne Security, Inc. ("LSI")

3. HUDSON'S GRILL TO REMAIN IN AND CONTINUE EXISTENCE. Following the conversion, Hudson's Grill shall continue in existence. Following the conversion, Hudson's Grill shall be a corporation duly formed and in existence pursuant to the laws of the State of Nevada. The Articles of Incorporation of Hudson's Grill, as filed with the Texas Secretary of State are attached hereto as Exhibit "B" and are incorporated herein by reference for all purposes.

4. GOVERNING LAW: ARTICLES OF INCORPORATION. At all times after the Conversion, Hudson's Grill shall be governed by the laws of the State of Nevada, and by the terms of the Articles of Incorporation, attached to the Articles of Conversion as Exhibit "C", which will be filed with the Nevada Secretary of State.

5. BYLAWS. At Effective Time of Conversion, the bylaws, attached hereto as Exhibit "D", of Hudson's Grill shall be adopted and shall comply with Nevada law.

6. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The Board of Directors and the officers of Hudson's Grill shall remain the same following the conversion, and such directors and officers are as follows:

         Directors: David Roff

         Officers: David Roff , President, Secretary and Treasurer

7. CONVERSION OF COMMON STOCK. The manner and basis of converting the common stock of Hudson's Grill, as a Texas corporation, into shares of LSI, as a Nevada corporation, shall be on a fifty-for-one basis. Once the Conversion is effected, the certificates representing shares of Common Stock of Hudson's Grill, a Texas corporation, shall automatically represent shares of Common Stock of LSI, a Nevada corporation. All common stock of LSI is and/or will be issued carrying the same restricted status under the Securities Act of 1933, as amended (the "Act"), as the respective shares status in the Texas corporation.

8. EFFECT OF CONVERSION At the Effective Time of Conversion, LSI, as a Nevada corporation, shall succeed to, without other transfer, and shall possess and enjoy all the rights, privileges, immunities, powers, and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities, and duties of LSI, as a Nevada corporation, and shall own all property, real, personal, and mixed, and shall be obligated for all prior debts of Hudson's Grill, as a Texas corporation, on whatever account, and all rights of creditors and all liens upon any property of Hudson's Grill shall be preserved unimpaired, and all debts liabilities, and duties of Hudson's Grill, as a Texas corporation, shall attach to LSI, as a Nevada corporation, and may be enforced against it. No shareholder shall, as a result of this conversion, become personally liable for the liabilities or obligations of the converted entity.

9. ACCOUNTING MATTERS. The assets and liabilities of Hudson's Grill, as a Texas corporation, at of the Effective Time of Conversion, shall be recorded on the books of LSI, the Nevada corporation, in the amounts at which they were carried at that time on the books of Hudson's Grill, as a Texas corporation.

10. APPROVAL OF SHAREHOLDERS: FILING ARTICLES OF CONVERSION. The Plan was approved by the Board of Directors and the shareholders of Hudson's Grill, as provided by law,. The Articles of Conversion in substantially the form attached hereto as Exhibit "A" shall be signed and delivered as required to the Nevada Secretary of State pursuant to the Nevada Revised Statutes and to the Texas Secretary of State pursuant to the Texas Business Corporation Act.

11. CONSTRUCTION. The captions and sections of this Plan are for convenience of reference only and shall not affect the meaning or construction of any of the terms or provisions of this Plan. Whenever the context so requires, all words used herein in any gender shall include the masculine, feminine, and neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

12. GOVERNING LAW. To the extent not otherwise stated, this Plan shall be governed by and construed in accordance with the laws of the States of Nevada and Texas, as applicable.

13. FURTHER DOCUMENTS. From time to time, as and when necessary, the President of LSI shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments, and to take, or cause to be taken, such further or other action as he may deem necessary or desirable, in order to vest in and confirm to LSI, as a Nevada corporation, title to, and possession of, any property of Hudson's Grill acquired prior to the conversion, and otherwise to carry out the intent and purposes hereof; and the officers of LSI are fully authorized, in the name of LSI or otherwise, to take any and all such action.

EXECUTED to be effective as of the date first shown above.


                                    HUDSON'S GRILL INTERNATIONAL, INC.
                                    A Texas corporation



                                    By: _______________________________
                                           David Roff, President

                                                                       Exhibit B


                           ARTICLES OF CONVERSION OF

                          A CORPORATION CONVERTING TO

                              A NEVADA CORPORATION


                         Converting Entity Information

The name of the converting entity is Hudson's Grill International, Inc..

The jurisdiction of formation is Texas.

The date of formation of the corporation is October 23, 1997.

The file Number issued to the corporation by the Secretary of State is: [_____]

                  Plan of Conversion - Alternative Statements

The corporation named above is converting to a Nevada Corporation. The name of the Nevada Corporation is: Lansdowne Security, Inc.

The Nevada corporation will be formed under the laws of the State of Nevada.

[ ] The Plan of Conversion is attached.

[X] Instead of attaching the Plan of Conversion, the corporation certifies to the following:

A signed Plan of Conversion is on file at the principal place of business of the corporation, the converting entity. The address of the principal place of business of the corporation is: 27 Chicora Avenue, Toronto Ontario, M5R 1T7 Canada.

A signed Plan of Conversion will be on file at the principal place of business of the Nevada corporation. The address of the principal place of business of the Nevada corporation is: 27 Chicora Avenue, Toronto Ontario, M5R 1T7 Canada.

A copy of the Plan of Conversion will be furnished upon written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or member of the converting or converted entity.

                       Approval of the Plan of Conversion

The Plan of Conversion has been approved as required by the laws of the jurisdiction of formation and governing documents of the converting entity.

The vote by which the stockholders holding shares in the converting corporation entitling them to exercise at least two-thirds of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the Articles of Incorporation, have voted in favor of the amendment is 67.85% of the outstanding shares.

                            Effectiveness of Filing

[X] This document becomes effective when the document is accepted and filed by the Secretary of State.

                                Tax Certificate

[X] In lieu of providing the tax certificate, the Nevada corporation as the converted entity is liable for the payment of any franchise taxes.


                                   Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.


Dated:   May __, 2010         ______________________________________
                              By: David Roff
                              President of Hudson's Grill International, Inc.
                              (Texas)



Dated:   May __, 2010         ______________________________________
                              By: David Roff
                              President of Lansdowne Security, Inc. (Nevada)





                                      B-2
                                                                       Exhibit C


                           ARTICLES OF INCORPORATION
                                       OF
                            Lansdowne Security, INC.

      I, the undersigned natural person of the age eighteen (18) years or more, acting as incorporator of a corporation under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE I

The name of this corporation is Lansdowne Security, Inc.

                                   ARTICLE II

Its registered office in the State of Nevada is to be located at 2553 N. Carson Street, Carson City, Nevada 89706. The registered agent in charge thereof is Laughlin Associates.

                                  ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

                                   ARTICLE IV

The authorized capital is made up of two classes: (a) 100,000,000 shares of Common Stock, par value $0.001 per share; and (b) 10,000,000 shares Preferred Stock, par value $0.001 per share.

The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences, and other rights and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

                                   ARTICLE V

The name and address of the incorporator signing the Articles of Incorporation is as follows:

                 David Roff
                 27 Chicora Avenue
                 Toronto, Ontario, Canada M5R 1T7

                                   ARTICLE VI

The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the bylaws of this corporation, provided that the number of directors shall not be reduced less than one or be more than ten.

The name and address of the first director, which is one in number, is as follows:

                 David Roff
                 27 Chicora Avenue
                 Toronto, Ontario, Canada M5R 1T7

                                  ARTICLE VII

Meetings of stockholders may be held outside of the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation.

                                  ARTICLE VIII

This corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained herein shall eliminate or limit the liability of a director for: (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any transaction from which the director derived an improper personal benefit, or (iv) for any act or omission occurring prior to their directorship.





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
                                   ARTICLE X

The corporation shall indemnify the directors and officers of the corporation, and of any subsidiary of the corporation, to the full extent provided by the laws of the State of Nevada. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. In addition, the corporation may advance expenses of such nature on any other terms and/or in any other manner authorized by law.

                                   ARTICLE XI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized, subject to the bylaws, if any, adopted by the stockholders, to adopt, alter or amend the bylaws of the corporation.


IN WITNESS WHEREOF, I have hereunto set my hand, this ___ day of May, 2010.


                                                        _______________
                                                        David Roff











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